Convertible Promissory Notes	12 Months Ended
Dec. 31, 2012
Convertible Promissory Notes [Abstract]
CONVERTIBLE PROMISSORY NOTES
10 – CONVERTIBLE PROMISSORY NOTES

In December 2011, the Company received a deposit of $170,000.  This deposit was an advance on three convertible promissory notes totaling approximately $314,000 signed on February 2, 2012, automatically convertible into future securities sold at 100% of the sale price and non-interest bearing.  These loans qualify as stock settled debt under ASC 480 with a fixed monetary amount of $314,000.  These loans were to mature in August 2012 but were converted into common stock in February 2012.  (See Note 12)

In May 2012, the Company received $300,000 related to five convertible notes. The term of each note is 12 months. Interest is computed at 6% based on a 360 day year and is payable on the maturity date, and the conversion rate is $0.10 per share. Interest is due and payable only if the notes are repaid in cash. These notes were converted to common stock at their contractual conversion rate of $0.10 per share on July 15, 2012. (See Note 12)

At the note origination date, the Company recorded a debt discount for the beneficial conversion feature value related to the above referenced convertible note in the amount of $300,000 which is based on the intrinsic value between the fair market value of the Company’s stock and the conversion price. The discount is being amortized to interest expense over the term of the note. In accordance with ASC 470-20-40, upon conversion, the remaining unamortized portion of the beneficial conversion feature value was expensed.